UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2008

Comarco, Inc.

(Exact name of registrant as specified in its charter)

000-05449

(Commission File Number)

California	95-2088894
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

25541 Commercentre Drive, Lake Forest, California	92630-8870
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 599-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 26, 2008, Comarco, Inc. (the “Company”) held a special meeting of its shareholders for the purpose of considering and voting upon a proposal to approve the sale of substantially all of the assets relating to the Company’s wireless test solutions business pursuant to the terms of an Asset Purchase Agreement by and among the Company, Comarco Wireless Technologies Inc., Ascom Holding AG and Ascom Inc. (the “Purchase Agreement”). At the special meeting, the proposal received the affirmative vote of 6,197,485 shares (representing approximately 85 percent of the Company’s outstanding shares of common stock). In addition, 8,827 shares voted against the proposal and 2,973 shares abstained on the proposal. Accordingly, the proposal was approved by the Company’s shareholders. The Purchase Agreement provides that the closing of the contemplated asset sale will take place on January 5, 2009, or as soon as possible thereafter, following the satisfaction or waiver of the closing conditions to the obligations of the parties to the Purchase Agreement, or at such other time as agreed upon by the parties to the Purchase Agreement.

The foregoing description of the Purchase Agreement and the proposed asset sale contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is set forth in Appendix A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 7, 2008.

On December 1, 2008, the Company issued a press release announcing the results of the special meeting. A copy of the press release is being furnished as Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Comarco intends that all such statements be subject to the “safe-harbor” provisions contained in those sections. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to, statements containing the words “anticipate,” “believe,” “plan,” “expect,” “future,” “intend,” “estimate,” “seeks” and similar expressions. Such forward-looking statements include, but are not limited to, the anticipated closing date of the asset sale, and any other statements which are not historical fact. The forward-looking statements in this Form 8-K are subject to many risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied by any such forward-looking statements. Such risks and uncertainties include, but are not limited to, the fact that the proposed asset sale may fail to close for any reason, including factors outside the control of Comarco, the failure to fulfill any remaining closing condition, or the occurrence of any event, circumstance or change that could give rise to the termination of the purchase agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release of Comarco, Inc. dated December 1, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMARCO, INC. (Registrant)

Date: December 2, 2008	By:	/s/ Winston E. Hickman
Winston E. Hickman
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release of Comarco, Inc. dated December 1, 2008